UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2017

BGC Partners, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-28191, 1-35591	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

499 Park Avenue New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 610-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On December 19, 2017, Newmark Group, Inc., a Delaware corporation (“Newmark”), completed its previously announced initial public offering (the “IPO”) of 20,000,000 shares of its Class A common stock, par value $0.01 per share (the “Newmark Class A Common Stock”). Prior to the IPO, Newmark was a wholly owned subsidiary of BGC Partners, Inc., a Delaware corporation (“BGC”). Upon the closing of the IPO, BGC owned all of the issued and outstanding shares of Newmark’s Class B common stock, par value $0.01 per share (the “Newmark Class B Common Stock”), and 115,593,786 shares of Newmark Class A Common Stock, which together represent approximately 93.2% of the combined voting power of Newmark’s outstanding common stock. The IPO and the transactions related thereto were approved by the Audit Committee (the “Audit Committee”) of the Board of Directors of BGC (the “Board”) and by the full Board upon the recommendation of the Audit Committee.

Item 1.01 Entry into a Material Definitive Agreement.

Separation and Distribution Agreement

On December 13, 2017, prior to the closing of the IPO, BGC, BGC Holdings, L.P. (“BGC Holdings”), BGC Partners, L.P. (“BGC U.S. OpCo”), Newmark, Newmark Holdings, L.P. (“Newmark Holdings”), Newmark Partners, L.P. (“Newmark OpCo”) and, solely for the provisions listed therein, Cantor Fitzgerald, L.P. (“Cantor”) and BGC Global Holdings, L.P. (“BGC Global OpCo”) entered into a Separation and Distribution Agreement (the “Separation and Distribution Agreement”). The Separation and Distribution Agreement sets forth the agreements among BGC, Cantor, Newmark and their respective subsidiaries regarding, among other things:

•	the principal corporate transactions pursuant to which BGC, BGC Holdings and BGC U.S. OpCo and their respective subsidiaries (other than the Newmark Group (defined below), the “BGC Group”) transferred to Newmark, Newmark Holdings and Newmark OpCo and their respective subsidiaries (the “Newmark Group”) the assets and liabilities of the BGC Group relating to BGC’s Real Estate Services business (the “Separation”);

•	the proportional distribution of interests in Newmark Holdings to holders of interests in BGC Holdings;

•	the IPO;

•	the assumption and repayment of indebtedness by the BGC Group and the Newmark Group, as further described below;

•	the pro rata distribution of the shares of Newmark Class A Common Stock and the shares of Newmark Class B Common Stock held by BGC, pursuant to which shares of Newmark Class A Common Stock held by BGC would be distributed to the holders of shares of Class A common stock of BGC (the “BGC Class A Common Stock”) and shares of Newmark Class B Common Stock held by BGC would be distributed to the holders of shares of Class B common stock of BGC (which are currently Cantor and another entity controlled by Howard W. Lutnick), which distribution is intended to qualify as generally tax-free for U.S. federal income tax purposes (the “Distribution”); provided that the determination of whether, when and how to proceed with the Distribution shall be entirely within the discretion of BGC; and

•	other agreements governing the relationship between BGC, Newmark and Cantor.

The foregoing description of the Separation and Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation and Distribution Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Second Amended and Restated BGC Holdings Partnership Agreement

On December 13, 2017, in connection with the Separation and the IPO, the Amended and Restated Agreement of Limited Partnership of BGC Holdings was further amended and restated (the “Second Amended and Restated BGC Holdings Partnership Agreement”) to include prior standalone amendments and to make certain other changes related to the Separation. The Second Amended and Restated BGC Holdings Partnership Agreement, among other things, reflects changes resulting from the division in the Separation of BGC Holdings into BGC Holdings and Newmark Holdings, including:

•	an apportionment of the existing economic attributes (including, among others, capital accounts and post-termination payments) of each BGC Holdings limited partnership unit outstanding immediately prior to the Separation (a “Legacy BGC Holdings Unit”) between such Legacy BGC Holdings Unit and the fraction of a Newmark Holdings limited partnership unit issued in the Separation in respect of such Legacy BGC Holdings Unit (a “Legacy Newmark Holdings Unit”), based on the relative value of BGC and Newmark as of after the IPO;

•	an adjustment of the exchange mechanism between the IPO and the Distribution so that one exchangeable BGC Holdings unit together with a number of exchangeable Newmark Holdings units equal to 0.4545 divided by the Newmark Holdings exchange ratio as of such time, must be exchanged in order to receive one share of BGC Class A Common Stock; and

•	a right of the employer of a partner (whether it be Newmark or BGC) to determine whether to grant exchangeability with respect to Legacy BGC Holdings Units or Legacy Newmark Holdings Units held by such partner.

The Second Amended and Restated BGC Holdings Partnership Agreement also removes certain classes of BGC Holdings units that are no longer outstanding, and permits the general partner of BGC Holdings to determine the total number of authorized BGC Holdings units.

The foregoing description of the Second Amended and Restated BGC Holdings Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated BGC Holdings Partnership Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Related Agreements

In connection with the Separation and the IPO, on December 13, 2017, the applicable parties entered into the following additional agreements:

•	an Amended and Restated Agreement of Limited Partnership of Newmark Holdings, dated as of December 13, 2017;

•	an Amended and Restated Agreement of Limited Partnership of Newmark OpCo, dated as of December 13, 2017;

•	a Second Amended and Restated Agreement of Limited Partnership of BGC U.S. OpCo, dated as of December 13, 2017;

•	a Second Amended and Restated Agreement of Limited Partnership of BGC Global OpCo, dated as of December 13, 2017;

•	a Registration Rights Agreement, dated as of December 13, 2017, by and among Cantor, BGC and Newmark;

•	a Transition Services Agreement, dated as of December 13, 2017, by and between BGC and Newmark;

•	a Tax Matters Agreement, dated as of December 13, 2017, by and among BGC, BGC Holdings, BGC U.S. OpCo, Newmark, Newmark Holdings and Newmark OpCo;

•	an Amended and Restated Tax Receivable Agreement, dated as of December 13, 2017, by and between Cantor and BGC;

•	an Exchange Agreement, dated as of December 13, 2017, by and among Cantor, BGC and Newmark;

•	an Administrative Services Agreement, dated as of December 13, 2017, by and between Cantor and Newmark; and

•	a Tax Receivable Agreement, dated as of December 13, 2017, by and between Cantor and Newmark.

The foregoing agreements are attached hereto as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.18 and 10.19, respectively, and incorporated herein by reference.

Underwriting Agreement

On December 14, 2017, Newmark entered into the Underwriting Agreement by and among Newmark and Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Cantor Fitzgerald & Co. as representatives of the several underwriters named therein (the “Underwriting Agreement”), in connection with the initial public offering of up to 20,300,000 shares of Class A Common Stock, which includes 3,000,000 shares of Class A Common Stock allocated to the underwriters’ over-allotment option. Sandler O’Neill & Partners, L.P. has agreed to act as the qualified independent underwriter for purposes of Financial Industry Regulatory Authority Rule 5121. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Credit Agreements

As previously disclosed, on November 22, 2017, BGC and Newmark entered into an amendment (the “Term Loan Amendment”) to the unsecured senior term loan credit agreement (the “Term Loan Credit Agreement”), dated as of September 8, 2017, with Bank of America, N.A., as administrative agent (the “Administrative Agent”), and a syndicate of lenders. The Term Loan Credit Agreement provides for a term loan of up to $575.0 million (the “Term Loan”), and as of the Separation this entire amount remained outstanding under the Term Loan Credit Agreement. Pursuant to the Term Loan Amendment and effective as of the Separation, Newmark assumed the obligations of BGC as borrower under the Term Loan. The net proceeds from the IPO of approximately $258.6 million have been used to partially repay the Term Loan. The net proceeds from any exercise by the underwriters of their option to purchase additional shares of Newmark Class A Common Stock in the IPO will also be used to partially repay the Term Loan.

As previously disclosed, on November 22, 2017, BGC and Newmark entered into an amendment (the “Revolver Amendment”) to the unsecured senior revolving credit agreement (the “Revolving Credit Agreement”), dated as of September 8, 2017, with the Administrative Agent and a syndicate of lenders. The Revolving Credit Agreement provides for revolving loans of up to $400.0 million (the “Revolving Credit Facility”). As of the date of the Revolver Amendment and as of the Separation, $400.0 million of borrowings were outstanding under the Revolving Credit Facility. Pursuant to the Revolver Amendment, the then-outstanding borrowings of BGC under the Revolving Credit Facility were converted into a term loan (the “Converted Term Loan”) and, effective upon the Separation, Newmark assumed the obligations of BGC as borrower under the Converted Term Loan. BGC remains a borrower under, and retains access to, the Revolving Credit Facility for any future draws, subject to availability which increases as Newmark repays the Converted Term Loan.

The foregoing descriptions of the Term Loan Credit Agreement, the Term Loan Amendment, the Revolving Credit Agreement and the Revolver Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Term Loan Credit Agreement, the Term Loan Amendment, the Revolving Credit Agreement and the Revolver Amendment, respectively, which are attached hereto as Exhibits 10.11, 10.12, 10.13 and 10.14, respectively, and incorporated herein by reference.

2042 Promissory Note

As previously disclosed, on June 26, 2012, BGC issued an aggregate of $112.5 million principal amount of its 8.125% Senior Notes due 2042 (the “8.125% BGC Senior Notes”). In connection with the issuance of the 8.125% BGC Senior Notes, BGC lent the proceeds of the 8.125% BGC Senior Notes to BGC U.S. OpCo, and BGC U.S. OpCo issued an amended and restated promissory note, effective as of June 26, 2012, with an aggregate principal amount of $112.5 million payable to BGC (the “2042 Promissory Note”). In connection with the Separation, on December 13, 2017, Newmark OpCo assumed all of BGC U.S. OpCo’s rights and obligations under the 2042 Promissory Note.

The foregoing description of the 2042 Promissory Note does not purport to be complete and is qualified in its entirety by reference to the full text of the 2042 Promissory Note, which is attached hereto as Exhibit 10.15 and incorporated herein by reference.

2019 Promissory Note

As previously disclosed, on December 9, 2014, BGC issued an aggregate of $300.0 million principal amount of its 5.375% Senior Notes due 2019 (the “5.375% BGC Senior Notes”). In connection with the issuance of the 5.375% BGC Senior Notes, BGC lent the proceeds of the 5.375% BGC Senior Notes to BGC U.S. OpCo, and BGC U.S. OpCo issued an amended and restated promissory note, effective as of December 9, 2014, with an aggregate principal amount of $300.0 million payable to BGC (the “2019 Promissory Note”). In connection with the Separation, on December 13, 2017, Newmark OpCo assumed all of BGC U.S. OpCo’s rights and obligations under the 2019 Promissory Note.

The foregoing description of the 2019 Promissory Note does not purport to be complete and is qualified in its entirety by reference to the full text of the 2019 Promissory Note, which is attached hereto as Exhibit 10.16 and incorporated herein by reference.

Intercompany Revolving Credit Agreement

In connection with the Separation, on December 13, 2017, BGC entered into an unsecured senior revolving credit agreement (the “Intercompany Revolving Credit Agreement”) with Newmark. The Intercompany Revolving Credit Agreement provides for each party to issue revolving loans to the other party in the lender’s discretion.

The foregoing description of the Intercompany Revolving Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Intercompany Revolving Credit Agreement, which is attached hereto as Exhibit 10.17 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 under the headings “Credit Agreements,” “2042 Promissory Note,” “2019 Promissory Note” and “Intercompany Revolving Credit Agreement” is incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under Item 1.01 under the heading “Credit Agreements” is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Separation and the IPO, effective December 19, 2017, John H. Dalton (a) resigned from the Board and (b) was appointed as a director of Newmark. Also effective December 19, 2017, David Richards was appointed as a director of BGC to fill the vacancy created by the resignation of Mr. Dalton and to hold office until his successor is duly elected and qualified or upon his earlier death, resignation or removal in accordance with the governing documents of BGC and applicable law. Mr. Richards was also appointed to the Audit Committee and the Compensation Committee of the Board to fill the vacancies created by Mr. Dalton’s resignation.

Mr. Richards is the Chairman of Prodrive Holdings Ltd., a British motorsport and advanced engineering group, a position in which he has served since the firm’s founding in 1984. He previously served as Chairman of Aston Martin Lagonda Ltd., a British manufacturer of luxury sports cars, from 2007 until 2013, and as a non-executive director of BGC European GP Limited from May 2009 until June 2017. Mr. Richards will take on the role of Chairman of the UK governing body of the Motor Sports Association in January 2018. In the 2005 Queen’s New Year’s Honours, Mr. Richards was made a Commander of the British Empire, CBE, for his services to motorsport. He holds honorary doctorates and fellowships from the Universities of Wales, Coventry, Warwick and Cranfield.

Effective as of December 13, 2017, Newmark entered into a change of control letter agreement with Mr. Lutnick (the “Lutnick Agreement”). Effective as of December 13, 2017, the Board of Directors of Newmark adopted the Newmark Long Term Incentive Plan (the “LTIP”), the Newmark Incentive Bonus Compensation Plan (the “Bonus Plan”) and the Newmark Holdings Participation Plan (the “Participation Plan”). The LTIP, the Bonus Plan and the Participation Plan were each approved by Newmark’s sole stockholder, BGC, on December 13, 2017. The foregoing descriptions of the Lutnick Agreement, the LTIP, the Bonus Plan and the Participation Plan do not purport to be complete and are qualified in their entirety by reference to the full text of the Lutnick Agreement, the LTIP, the Bonus Plan and the Participation Plan, respectively, which are attached hereto as Exhibits 10.20, 10.21, 10.22 and 10.23, respectively, and incorporated herein by reference.

Item 7.01 Regulation FD.

On December 19, 2017, BGC and Newmark issued a joint press release to announce the closing of the IPO. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of December 14, 2017, by and among Newmark Group, Inc. and Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Cantor Fitzgerald & Co. as representatives of the several underwriters named therein

2.1	Separation and Distribution Agreement, dated as of December 13, 2017, by and among Cantor Fitzgerald, L.P., BGC Partners, Inc., BGC Holdings, L.P., BGC Partners, L.P., BGC Global Holdings, L.P., Newmark Group, Inc., Newmark Holdings, L.P. and Newmark Partners, L.P.*

10.1	Second Amended and Restated Agreement of Limited Partnership of BGC Holdings, L.P., dated as of December 13, 2017*

10.2	Amended and Restated Agreement of Limited Partnership of Newmark Holdings, L.P., dated as of December 13, 2017*

10.3	Amended and Restated Agreement of Limited Partnership of Newmark Partners, L.P., dated as of December 13, 2017*

10.4	Second Amended and Restated Agreement of Limited Partnership of BGC Partners, L.P., dated as of December 13, 2017*

10.5	Second Amended and Restated Agreement of Limited Partnership of BGC Global Holdings, L.P., dated as of December 13, 2017*

10.6	Registration Rights Agreement, dated as of December 13, 2017, by and among Cantor Fitzgerald, L.P., BGC Partners, Inc. and Newmark Group, Inc.

10.7	Transition Services Agreement, dated as of December 13, 2017, by and between BGC Partners, Inc. and Newmark Group, Inc.

10.8	Tax Matters Agreement, dated as of December 13, 2017, by and among BGC Partners, Inc. BGC Holdings, L.P. BGC Partners, L.P., Newmark Group, Inc., Newmark Holdings, L.P. and Newmark Partners, L.P.

10.9	Amended and Restated Tax Receivable Agreement, dated as of December 13, 2017, by and between Cantor Fitzgerald, L.P. and BGC Partners, Inc.

10.10	Exchange Agreement, dated as of December 13, 2017, by and among Cantor Fitzgerald, L.P., BGC Partners, Inc. and Newmark Group, Inc.

10.11	Term Loan Credit Agreement, dated as of September 8, 2017, by and among BGC Partners, Inc., as the Borrower, certain subsidiaries of the Borrower, as Guarantors, the several financial institutions from time to time party thereto, as Lenders, and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.3 of BGC Partners, Inc.’s Current Report on Form 8-K filed on September 8, 2017)

10.12	Amendment, dated November 22, 2017, to the Term Loan Credit Agreement, dated September 8, 2017, by and among BGC Partners, Inc., as the Borrower, certain subsidiaries of the Borrower, as Guarantors, the several financial institutions from time to time party thereto, as Lenders, and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.2 of BGC Partners, Inc.’s Current Report on Form 8-K filed on November 28, 2017)

10.13	Revolving Credit Agreement, dated as of September 8, 2017, by and among BGC Partners, Inc., as the Borrower, certain subsidiaries of the Borrower, as Guarantors, the several financial institutions from time to time as parties thereto, as Lenders, and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.2 of BGC Partners, Inc.’s Current Report on Form 8-K filed on September 8, 2017)

Exhibit No.	Description

10.14	Amendment, dated November 22, 2017, to the Revolving Credit Agreement, dated September 8, 2017, by and among BGC Partners, Inc., as the Borrower, certain subsidiaries of the Borrower, as Guarantors, the several financial institutions from time to time as parties thereto, as Lenders, and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 of BGC Partners, Inc.’s Current Report on Form 8-K filed on November 28, 2017)

10.15	Amended and Restated Promissory Note of BGC Partners, L.P., effective as of June 26, 2012 (incorporated by reference to Exhibit 10.23 of Amendment No. 3 to the Registration Statement on Form S-1 of Newmark Group, Inc. filed on December 4, 2017)

10.16	Amended and Restated Promissory Note of BGC Partners, L.P., effective as of December 9, 2014 (incorporated by reference to Exhibit 10.25 of Amendment No. 3 to the Registration Statement on Form S-1 of Newmark Group, Inc. filed on December 4, 2017)

10.17	Revolving Credit Agreement dated as of December 13, 2017, by and between BGC Partners, Inc. and Newmark Group, Inc.

10.18	Administrative Services Agreement, dated as of December 13, 2017, by and between Cantor Fitzgerald, L.P. and Newmark Group, Inc.

10.19	Tax Receivable Agreement, dated as of December 13, 2017, by and between Cantor Fitzgerald, L.P. and Newmark Group, Inc.

10.20^	Change of Control Agreement, dated as of December 13, 2017, by and between Newmark Group, Inc. and Howard W. Lutnick

10.21^	Newmark Group, Inc. Long-Term Incentive Plan

10.22^	Newmark Group, Inc. Incentive Bonus Compensation Plan

10.23^	Newmark Holdings, L.P. Participation Plan

99.1	Press Release dated December 19, 2017

*	Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. BGC agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.
^	Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BGC PARTNERS, INC.

By:	/s/ Howard W. Lutnick
Name:	Howard W. Lutnick
Title:	Chairman and Chief Executive Officer

Date: December 19, 2017

[Signature Page to Current Report on Form 8-K of BGC Partners, Inc.

re Completion of the IPO of Newmark Group, Inc.]